UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 24, 2013

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A, Amendment No. 1 is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K filed by The Macerich Company (the “Company”) on January 28, 2013 regarding the acquisition of Green Acres Mall.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a)	Financial statements under Rule 3-14 of Regulation S-X

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011

Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011

(b)	Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2012

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2012

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

Notes to Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011

Notes to Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011

(d) Exhibits.

23.1 Consent of KPMG LLP, dated March 28, 2013

Independent Auditors’ Report

The Board of Directors of

The Macerich Company:

We have audited the accompanying statement of revenues and certain expenses (Historical Summary) of Green Acres Mall (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property’s revenues and certain expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of Green Acres Mall for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California

March 28, 2013

GREEN ACRES MALL

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(Dollars in thousands)

	For the Nine Months Ended September 30, 2012	For the Year Ended
	(Unaudited)	December 31, 2011
Revenues:
Minimum rents	$25,062	$34,384
Percentage rents	—	471
Tenant recoveries	21,070	24,764
Other	7	16
Total revenues	46,139	59,635
Certain expenses:
Operations and maintenance	4,142	7,784
Real estate taxes	16,023	20,393
Insurance	157	211
Utilities	1,278	2,101
Security	1,032	1,415
Total certain expenses	22,632	31,904
Revenues in excess of certain expenses	$23,507	$27,731

The accompanying notes are an integral part of these statements of revenues and certain expenses.

GREEN ACRES MALL

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2011

(Dollars in thousands)

1.              Summary of Significant Accounting Policies:

Basis of Presentation:

The accompanying statements of revenues and certain expenses relate to the operations of Green Acres Mall, an 1,800,000 square foot super regional shopping center in Valley Stream, New York that was purchased by The Macerich Company on January 24, 2013.

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of Green Acres Mall for the nine months ended September 30, 2012 and the year ended December 31, 2011 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

•          Depreciation and amortization,

•          Management fees, and

•          Mortgage interest expense since the center was refinanced on the date of acquisition.

Revenues:

Minimum rental revenues are recognized on a straight-line basis over the terms of the related leases. Percentage rents are recognized and accrued when tenants’ specified sales targets have been met.

Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other shopping center operating expenses are recognized as revenues in the period the applicable expenses are incurred. Other tenants pay a fixed rate and these tenant recoveries are recognized as revenues on a straight-line basis over the terms of the related leases.

Management Estimates:

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles.  Actual results could differ from these estimates.

Unaudited Interim Statement:

The statement of revenues and certain expenses for the nine months ended September 30, 2012 is unaudited. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for the interim period have been made.

2. Future Rental Revenues:

Under existing non-cancelable operating lease agreements, tenants are committed to pay the following minimum rental payments to Green Acres Mall:

Year Ending December 31,
2012	$27,935
2013	26,190
2014	22,454
2015	20,689
2016	19,040
Thereafter	139,638
$255,946

3. Commitments and Contingencies:

Green Acres Mall is subject to a non-cancelable operating ground lease. The lease expires on May 28, 2018, subject to options to extend the term of the lease. Minimum future rental payments required under the lease, including amounts expected to be incurred during the extension periods, are as follows:

Year Ending December 31,
2012	$1,183
2013	1,119
2014	1,056
2015	1,056
2016	1,056
Thereafter	28,163
$33,633

4. Subsequent Events:

The management of Green Acres Mall evaluated subsequent events through March 28, 2013, the date that these statements of revenues and certain expenses were issued.

The Macerich Company (the “Company”)

Pro Forma Consolidated Financial Information (Unaudited)

The following unaudited pro forma consolidated financial information has been prepared to give effect to the Company’s acquisition of Green Acres Mall.  The Company acquired Green Acres Mall on January 24, 2013 for a purchase price of $500.0 million.  The purchase price was funded by the placement of a $325.0 million mortgage note on the property and borrowings under the Company’s line of credit.

The pro forma consolidated balance sheet has been presented as if the the acquisition occurred on September 30, 2012 and the pro forma statements of operations have been presented as if the acquisition had occurred on January 1, 2011.

This pro forma consolidated financial information should be read in conjunction with the Company’s consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2011, the Company’s Form 10-Q for the quarterly period ended September 30, 2012, as filed with the Securities and Exchange Commission, and the statements of revenues and certain expenses of Green Acres Mall and related notes thereto included elsewhere in this filing.

The purchase allocation adjustments made in connection with the unaudited pro forma consolidated financial statements are based on the information available at this time.  Subsequent adjustments to the allocation may be made based on additional information.

The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operation that would actually have occurred assuming the acquisition of Green Acres Mall along with the related financing transactions had all occurred on January 1, 2011; nor do they purport to project the Company’s financial position or results of operations as of any future date or for any future period.

THE MACERICH COMPANY

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2012

(Dollars in thousands)

	The Company (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Property, net	$5,942,141	$476,264	(b)	$6,418,405
Cash and cash equivalents	76,553	—		76,553
Restricted cash	61,743	1,563	(c)	63,306
Marketable securities	24,209	—		24,209
Tenant and other receivables, net	108,329	—		108,329
Deferred charges and other assets, net	359,228	63,841	(b)
		4,493	(c)	427,562
Loans to unconsolidated joint ventures	3,334	—		3,334
Due from affiliates	7,595	—		7,595
Investments in unconsolidated joint ventures	1,026,724	—		1,026,724
Total assets	$7,609,856	$546,161		$8,156,017
LIABILITIES AND EQUITY:
Mortgage notes payable:
Related parties	$275,871	$—		$275,871
Others	3,109,402	325,000	(c)	3,434,402
Total	3,385,273	325,000		3,710,273
Bank and other notes payable	404,239	177,723	(e)	581,962
Accounts payable and accrued expenses	74,754	—		74,754
Other accrued liabilities	278,198	40,105	(b)
		3,333	(d)	321,636
Distributions in excess of investments in unconsolidated joint ventures	86,666	—		86,666
Co-venture obligation	95,018	—		95,018
Total liabilities	4,324,148	546,161		4,870,309
Commitments and contingencies
Equity:
Stockholders’ equity:
Common stock	1,363	—		1,363
Additional paid-in capital	3,671,351	—		3,671,351
Accumulated deficit	(734,684)	—		(734,684)
Total stockholders’ equity	2,938,030	—		2,938,030
Noncontrolling interests	347,678	—		347,678
Total equity	3,285,708	—		3,285,708
Total liabilities and equity	$7,609,856	$546,161		$8,156,017

The accompanying notes are an integral part of this pro forma consolidated balance sheet (unaudited).

THE MACERICH COMPANY

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2012

(Dollars in thousands)

(a)               This information represents the Company’s historical consolidated balance sheet as of September 30, 2012, which was included in the Company’s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

(b)               Includes the pro forma effect of the Company’s acquisition of Green Acres Mall.  The purchase price was allocated to assets acquired and liabilities assumed based on fair values as follows:

Property, net	$476,264
Deferred charges and other assets, net	63,841
Total assets acquired	540,105

Other accrued liabilities	40,105
Total liabilities assumed	40,105
Fair value of assets acquired, net	$500,000

(c)                Represents the pro forma effect of the Company’s placement of a $325,000 mortgage note payable on the property.  The mortgage note payable bears interest at an effective interest rate of 3.62% and matures on February 3, 2021.  In accordance with the loan agreement, the Company has established a restricted cash account for $1,563 at the date of acquisition.  The Company incurred origination costs of $4,493 in placement of this loan which are included in deferred charges and other assets, net, in the accompanying pro forma consolidated balance sheet.

(d)               Includes certain pro ration adjustments related to the acquisition.

(e)                Represents additional borrowings under the Company’s line of credit to fund the acquisition.

THE MACERICH COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

(Dollars in thousands, except per share amounts)

	The Company (a)	Green Acres Mall (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Minimum rents	$356,551	$25,062	$1,259	(c)	$382,872
Percentage rents	11,938	—	—		11,938
Tenant recoveries	197,924	21,070	—		218,994
Management Companies	30,730	—	—		30,730
Other	33,017	7	—		33,024
Total revenues	630,160	46,139	1,259		677,558
Expenses:
Shopping center and operating expenses	198,258	22,632	(27	)(d)	220,863
Management Companies’ operating expenses	66,953	—	—		66,953
REIT general and administrative expenses	15,235	—	—		15,235
Depreciation and amortization	217,548	—	13,619	(e)	231,167
	497,994	22,632	13,592		534,218
Interest expense:
Related parties	11,588	—	—		11,588
Other	116,855	—	13,217	(f)	130,072
	128,443	—	13,217		141,660
Total expenses	626,437	22,632	26,809		675,878
Equity in income of unconsolidated joint ventures	68,624	—	—		68,624
Co-venture expense	(4,462)	—	—		(4,462)
Income tax benefit	2,159	—	—		2,159
Gain on remeasurement, sale or write down of assets, net	40,603	—	—		40,603
Income from continuing operations	110,647	23,507	(25,550)		108,604
Less income from continuing operations attributable to noncontrolling interests	11,838	—	(157)		11,681
Income from continuing operations attributable to the Company	$98,809	$23,507	$(25,393)		$96,923
Earnings per common share attributable to Company:
Income (loss) from continuing operations - basic	$0.74		$(0.02)		$0.72
Income (loss) from continuing operations - diluted	$0.74		$(0.02)		$0.72
Weighted average number of common shares outstanding:
Basic	133,091,000				133,091,000
Diluted	133,187,000				133,187,000

The accompanying notes are an integral part of this pro forma consolidated statement of operations (unaudited).

THE MACERICH COMPANY

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

(Dollars in thousands)

(a)               This information represents the Company’s historical consolidated statement of operations for the nine months ended September 30, 2012, which was included in the Company’s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

(b)               This information represents revenues and certain expenses of Green Acres Mall for the nine months ended September 30, 2012, which was included in this Current Report on Form 8-K/A.

(c)                Represents the pro forma amortization of above and below market leases based on the purchase price allocation of Green Acres Mall, which is based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

(d)               Represents the pro forma amortization of an above market ground lease based on the purchase price allocation of Green Acres Mall, which is based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

(e)                Represents the pro forma depreciation and amortization expense based on the purchase price allocation of Green Acres Mall, which is based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

(f)                 Represents interest expense on the $325,000 mortgage loan placed on the property and interest expense on the additional borrowings on the Company’s line of credit.

THE MACERICH COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2011

(Dollars in thousands, except per share amounts)

	The Company (a)	Green Acres Mall (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Minimum rents	$429,007	$34,384	$1,710	(c)	$465,101
Percentage rents	19,175	471	—		19,646
Tenant recoveries	241,776	24,764	—		266,540
Management Companies	40,404	—	—		40,404
Other	33,009	16	—		33,025
Total revenues	763,371	59,635	1,710		824,716
Expenses:
Shopping center and operating expenses	242,298	31,904	(36	)(d)	274,166
Management Companies’ operating expenses	86,587	—	—		86,587
REIT general and administrative expenses	21,113	—	—		21,113
Depreciation and amortization	252,075	—	20,646	(e)	272,721
	602,073	31,904	20,610		654,587
Interest expense:
Related parties	16,743	—	—		16,743
Other	162,965	—	16,585	(f)	179,550
	179,708	—	16,585		196,293
Loss on early extinguishment of debt, net	10,588	—	—		10,588
Total expenses	792,369	31,904	37,195		861,468
Equity in income of unconsolidated joint ventures	294,677	—	—		294,677
Co-venture expense	(5,806)	—	—		(5,806)
Income tax benefit	6,110	—	—		6,110
Loss on remeasurement, sale or write down of assets, net	(22,037)	—	—		(22,037)
Income from continuing operations	243,946	27,731	(35,485)		236,192
Less income from continuing operations attributable to noncontrolling interests	14,965	—	(615)		14,350
Income from continuing operations attributable to the Company	$228,981	$27,731	$(34,870)		$221,842
Earnings per common share attributable to Company:
Income (loss) from continuing operations - basic	$1.70		$(0.07)		$1.63
Income (loss) from continuing operations - diluted	$1.70		$(0.07)		$1.63
Weighted average number of common shares outstanding:
Basic	131,628,000				131,628,000
Diluted	131,628,000				131,628,000

The accompanying notes are an integral part of this pro forma consolidated statement of operations (unaudited).

THE MACERICH COMPANY

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2011

(Dollars in thousands)

(a)               This information represents the Company’s historical consolidated statement of operations for the year ended December 31, 2011, which was included in the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2011. The presentation includes the reclassifications of revenues and expenses of $27,879 and $42,352, respectively, to discontinued operations related to dispositions subsequent to the filings of the Annual Report on Form 10-K for the year ended December 31, 2011.

(b)               This information represents revenues and certain expenses of Green Acres Mall for the year ended December 31, 2011, included in this Current Report on Form 8-K/A.

(c)                Represents the pro forma amortization of above and below market leases based on the purchase price allocation of Green Acres Mall, which is based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

(d)               Represents the pro forma amortization of an above market ground lease based on the purchase price allocation of Green Acres Mall, which is based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

(e)                Represents the pro forma depreciation and amortization expense based on the purchase price allocation of Green Acres Mall, which is based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

(f)                 Represents interest expense on the $325,000 mortgage loan placed on the property and interest expense on the additional borrowings on the Company’s line of credit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: THOMAS E. O’HERN

/s/ THOMAS E. O’HERN
Senior Executive Vice President,
Chief Financial Officer
March 28, 2013	and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	NAME
23.1	Consent of KPMG LLP, dated March 28, 2013